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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                 August 4, 2002

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                                  1-1003                22-2465204
---------------                   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


1615 West Chester Pike
West Chester, PA                                        19382
                                                        ----------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (484) 947-2000
                                                    --------------

                                       N/A
================================================================================
          (Former name or former address, if changed since last report)

Item 5. Other Events.

On August 5, 2002, Nobel Learning Communities, Inc. (the "Company") and Socrates Acquisition Corporation (the "Acquisition Sub"), a Delaware corporation formed by affiliates of Gryphon Investors, Inc. and Cadigan Investment Partners, Inc., entered into an Agreement and Plan of Merger (the "Merger Agreement") that, subject to the terms and conditions thereof, contemplates (i) the merger of Acquisition Sub with and into the Company, with the Company as the surviving corporation (the "Merger"), and (ii) other than certain equity owned by members of management, which will convert into equity of the surviving corporation, the conversion of (A) each outstanding share of common stock of the Company into the right to receive $7.75 in cash per share, (B) the conversion of each outstanding share of preferred stock of the Company into the right to receive $7.75 in cash per share on an as converted basis, (C) the conversion of each outstanding option to purchase common stock of the Company into the right to receive the excess, if any, of $7.75 in cash per share over the per share exercise price of such options and (D) the conversion of each outstanding warrant to purchase common stock of the Company into the right to receive the excess, if any, of $7.75 in cash per share over the per share exercise price of such warrant. Certain members of management of the Company have agreed to vote all of their stock (approximately 7.5% of the Company's outstanding stock, excluding options) in favor of the Merger. Consummation of the Merger is subject to a number of conditions of the Merger Agreement, including without

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limitation, obtaining the approval of the stockholders of the Company, regulatory and other third-party consents and the receipt of financing.

In connection with the Merger Agreement, the Company amended its Rights Agreement, dated as of May 16, 2000, between the Company and Stocktrans, Inc., as Rights Agent.

Item 7(c). Exhibits.

*Exhibit 2.1. Agreement and Plan of Merger, dated as of August 5, 2002, by and between Socrates Acquisition Corporation and Nobel Learning Communities, Inc.

Exhibit 4.1. Amendment No. 1 to the Rights Agreement of Nobel Learning Communities, Inc., dated as of August 4, 2002, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent.

Exhibit 4.2. Amendment No. 2 to the Rights Agreement of Nobel Learning Communities, Inc., dated as of August 5, 2002, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent.

Exhibit 10.1. Form of Voting Agreement, dated August 5, 2002, entered into between Socrates Acquisition Corporation and each of the following individuals:
A.J. Clegg, John Frock, Robert Zobel and Scott Clegg.

Exhibit 99.1. Press Release issued by Nobel Learning Communities, Inc. on August 6, 2002.



____________
* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger are omitted. The exhibit contains a list identifying the contents of all schedules and the registrant agrees to furnish supplementally copies of such schedules to the Commission upon request.

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       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NOBEL LEARNING COMMUNITIES, INC.

Dated:  August 8, 2002                      By: /s/ A.J. Clegg
                                            --------------------------------
                                            Name:  A.J. Clegg
                                            Title: Chairman and Chief Executive
                                                   Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                                   Description
------                                   -----------

Exhibit 2.1. Agreement and Plan of Merger, dated as of August 5, 2002, by and between Socrates Acquisition Corporation and Nobel Learning Communities, Inc.

Exhibit 4.1. Amendment No. 1 to the Rights Agreement of Nobel Learning Communities, Inc., dated as of August 4, 2002, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent.

Exhibit 4.2. Amendment No. 2 to the Rights Agreement of Nobel Learning Communities, Inc., dated as of August 5, 2002, between Nobel Learning Communities, Inc. and Stocktrans, Inc., as Rights Agent.

Exhibit 10.1. Form of Voting Agreement, dated August 5, 2002, entered into between Socrates Acquisition Corporation and each of the following individuals: A.J. Clegg, John Frock, Robert Zobel and Scott Clegg.

Exhibit 99.1. Press Release issued by Nobel Learning Communities, Inc. on August 6, 2002.